Exhibit 10.6

Supplementary Agreement to Exclusive Business Cooperation Agreement

This Supplementary Agreement to Exclusive Business Cooperation Agreement (the “Supplementary Agreement”) is entered into by and among the following parties on November 10, 2011:

Party A:	Duowan Entertainment Information Technology (Beijing) Company

Address:	Room B1507, Huizhi Building, No. 9 Xueqing Road, Haidian District, Beijing

Party B:	Guangzhou Huaduo Network Technology Company Limited

Address:	2nd Floor, Jiadu International Building, No. 48-50 Jianzhong Road, Tianhe District, Guangzhou

WHEREAS:

(A) Party A and Party B entered into the Exclusive Business Cooperation Agreement on August 12, 2008 (the “Original Agreement”);

(B) Both parties propose to revise Section 6.2 of the Original Agreement.

Through friendly negotiation, the parties hereto agree to supplement the Original Agreement as follows:

1. Section 6.2 of Original Agreement shall be deleted and be replaced by the following:

“6.2 Within the term of the Agreement, Party B shall not terminate the Agreement under any circumstance. Party A is entitled to terminate the Agreement by written notice to Party B 30 days in advance.”

2. The Original Agreement shall be applied to the matters not provided in this Supplementary Agreement.

3. This Supplementary Agreement shall prevail should there be any inconsistency between the Original Agreement and this Supplementary Agreement.

4. This Supplementary Agreement shall be executed in two originals, each party holding one original. All the originals shall have the same legal effect.

Both parties authorize their authorized representatives to sign this Supplementary Agreement on the date indicated above and to make effective upon signing.

Party A: Duowan Entertainment Information Technology (Beijing) Company (Seal)

Signature: /s/ Xueling Li

Name: Xueling Li

Position: Legal Representative/Authorized Representative

Party B: Guangzhou Huaduo Network Technology Company Limited (Seal)

Signature: /s/ Xueling Li

Name: Xueling Li

Position: Legal Representative/Authorized Representative

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